Employee Benefit Plans (Tables)	12 Months Ended
Dec. 31, 2013
Employee Benefit Plans Tables
Schedule of shares in ESOP plan

Shares held by the ESOP as of December 31 were as follows:

(Dollars in thousands)	2013	2012	2011

Shares allocated to participants	5,355	5,355	5,355
Shares unallocated	—	—	—
Total shares of ChoiceOne stock held by ESOP	5,355	5,355	5,355

Fair value of allocated shares, subject to repurchase obligation, recorded in other liabilities	$91	$77	$65